Pursuant to Rule 497 (e)
Registration No. 2-89264
_____________________________________________________________________________________________________________________________________________

New York Daily Tax Free Income Fund, Inc.
(the "Fund")

SUPPLEMENT DATED FEBRUARY 14, 2013,
TO THE PROSPECTUS DATED AUGUST 28, 2012

Liquidation of the New York Daily Tax Free Fund, Inc.

The Board of Directors of the New York Daily Tax Free Income Fund, Inc. (the “Fund”) has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.

Effective February 11, 2013, the Fund CEASED SALES OF FUND SHARES TO NEW INVESTORS.  The Fund will permit current investors to continue to purchase new shares.

The determination of the Board of Directors that it is advisable to liquidate, dissolve, and terminate the legal existence of the Fund is subject to approval by the Fund’s shareholders. The Board has directed that the Fund’s investment adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund.  Accordingly, the Fund’s yield and performance may be reduced prior to liquidation, and all or a portion of the Fund’s dividends distributed to shareholders may no longer be tax-exempt.  Nonetheless, there can be no assurance that the Fund’s value on liquidation will be $1.00 per share.

The Board of Directors also approved an Expense Limitation Agreement by and among Reich & Tang Asset Management, LLC (the “Manager”), Reich & Tang Distributors, Inc. (the “Distributor”) and the Fund, in order to cap the Fund’s Class A and Class B total fund operating expenses at 0.88% and 0.68%, respectively (the “Expense Caps”).  Pursuant to the Expense Limitation Agreement, the Manager and Distributor agreed to reimburse the Fund for expenses or waive fees in order to maintain the Expense Caps until the Fund is liquidated.  If shareholders of the Fund do not approve the Plan of Liquidation and Dissolution, the Manager and Distributor may terminate the Expense Limitation Agreement.

The Manager also offers a Municipal Portfolio in its Daily Income Fund.  The investment strategy of the Municipal Portfolio is to invest at least 80% of its net assets in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, including participation certificates therein, the interest on which is exempt from regular federal income tax.  If interested, you should consider the Municipal Portfolio’s investment objective, risks, charges and expenses carefully before investing.  For this and more complete information about the Municipal Portfolio, call 800.433.1918 to request a prospectus.  Please read the prospectus carefully before investing.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.

1411 BROADWAY, 28th FLOOR
NEW YORK, NY 10018-3450
(800) 433-1918

NYA – 649457108 –0213 Supp
NYB -  649457207 – 0213 Supp

Pursuant to Rule 497 (e)
Registration No. 2-89264
_____________________________________________________________________________________________________________________________________________

ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND
Shares ("Advantage Shares") of New York Daily Tax Free Income Fund, Inc. (the "Fund")

SUPPLEMENT DATED FEBRUARY 14, 2013,

TO THE PROSPECTUS DATED AUGUST 28, 2012

Liquidation of the New York Daily Tax Free Fund, Inc.
The Board of Directors of the New York Daily Tax Free Income Fund, Inc. (the “Fund”) has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the Fund.

Effective on February 11, 2013, the Fund CEASED SALES OF FUND SHARES TO NEW INVESTORS.  The Fund will permit current investors to continue to purchase new shares.

The determination of the Board of Directors that it is advisable to liquidate, dissolve, and terminate the legal existence of the Fund is subject to approval by the Fund’s shareholders. The Board has directed that the Fund’s investment adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund.  Accordingly, the Fund’s yield and performance may be reduced prior to liquidation, and all or a portion of the Fund’s dividends distributed to shareholders may no longer be tax-exempt.  Nonetheless, there can be no assurance that the Fund’s value on liquidation will be $1.00 per share.

The Board of Directors also approved an Expense Limitation Agreement by and among Reich & Tang Asset Management, LLC (the “Manager”), Reich & Tang Distributors, Inc. (the “Distributor”) and the Fund, in order to cap the Fund’s Advantage Shares’ total fund operating expenses at 1.07% (the “Expense Cap”).  Pursuant to the Expense Limitation Agreement, the Manager and Distributor agreed to reimburse the Fund for expenses or waive fees in order to maintain the Expense Cap until the Fund is liquidated.  If shareholders of the Fund do not approve the Plan of Liquidation and Dissolution, the Manager and Distributor may terminate the Expense Limitation Agreement.

OPPENHEIMER
Available exclusively to customers of
Oppenheimer & Co. Inc. and its Affiliates

85 Broad Street
New York, NY 10004

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.

ADVNY – 649457504 – 0213supp